Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events [Abstract]
Subsequent events

Note 18 - Subsequent event

On March 2, 2023, the Company entered into an amendment (the “Amendment”) to the Loan Facility Agreement, pursuant to which the Company (i) amended the repayment terms set in the Loan Facility Agreement to provide that the amounts outstanding under the Loan Facility Agreement shall be due and payable in 24 equal monthly payments, commencing on February 4, 2024, subject to availability of available free cash (as defined in the Amendment) of the Company and (ii) clarified the total amount due to Mr. Gottlieb under the Loan Agreement is NIS 1,020,347 (approximately $317,371). Pursuant to the Amendment, the total outstanding amount under the Loan Facility Agreement after giving effect to the Amendment was NIS 3,480,305.88 (approximately $1,088,250).